UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 6, 2021

PALO ALTO NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35594	20-2530195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Tannery Way

Santa Clara, California 95054

(Address of principal executive office, including zip code)

(408) 753-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	PANW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 6, 2021, Josh Paul joined Palo Alto Networks, Inc. (the “Company”) as the Company’s Chief Accounting Officer. Prior to joining the Company, Mr. Paul, age 45, served as Sr. Director of Accounting and Controller-Corporate Accounting of Alphabet, Inc., the parent company of Google LLC, a company that provides internet-related services and products, from January 2016 to September 2021 and as a partner at PricewaterhouseCoopers LLP from July 2012 to December 2015. Jean Compeau will remain Deputy Chief Financial Officer.

Pursuant to an offer letter, Mr. Paul will be entitled to an annual base salary of $425,000 and his target annual incentive compensation will be 40% of his base salary. He will also be paid a $250,000 one-time sign-on bonus, which must be repaid to the Company, on a pro-rata basis, if he voluntarily resigns from his position within two years of his start date. In addition, Mr. Paul will receive a restricted stock unit award having an approximate value of $4,600,000, which will vest 25% on the one-year anniversary of the date of grant and the remainder vesting on a quarterly basis thereafter, subject to his continuing with the Company on each vesting date. The equity grants will be granted under the Company’s 2012 Equity Incentive Plan. The foregoing description of Mr. Paul’s offer letter does not purport to be complete and is qualified in its entirety by reference to the offer letter, which is attached as Exhibit 10.1 to this report.

Mr. Paul executed the Company’s standard form of indemnification agreement (see Exhibit 10.1 to our Annual Report on Form 10-K for the fiscal year ended July 31, 2020 filed with the Securities and Exchange Commission on September 4, 2020).

There are no family relationships between Mr. Paul and any director or executive officer of the Company, there is and was no arrangement or understanding between him and any other person pursuant to which he was selected as an officer and he has no direct or indirect material interest in any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Offer Letter between the Registrant and Mr. Paul, dated August 5, 2021.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALO ALTO NETWORKS, INC.

By:	/s/ Dipak Golechha
Dipak Golechha
Chief Financial Officer

Date: September 8, 2021